EXHIBIT 32.1


                        DYNAMICS BIOMETRIC SYSTEMS, INC.

                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


     I, Richard C. Kim, solely for the purpose of complying with 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that the report of Dynamics Biometrics Systems, Inc. on Form 10-SB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-SB fairly presents in all material respects the financial condition and results of operations of Dynamics Biometrics Systems, Inc.

Date:           December 16, 2005


By:     /s/ Richard C. Kim
        ------------------
     Richard C. Kim
Chief Executive Officer